UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2002

                           THE JACKSON RIVERS COMPANY
                           --------------------------
             (Exact name of registrant as specified in its charter)


      FLORIDA                   333-101100                 65-1102865
      -------                   ----------                 ----------
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)              File Number)            Identification No.)



           2401 E. ATLANTIC BLVD., SUITE 314, POMPANO BEACH, FL 33062
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (954) 782-5006




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ITEM 5.      OTHER EVENTS
-------      ------------

Effective November 11, 2002, William Gary Jellum resigned as Vice President of the Registrant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE JACKSON RIVERS COMPANY
                                         (Registrant)

                                             /s/ DON A PARADISO
Dated: November 15, 2002                 By__________________________
                                         Don A. Paradiso
                                         Chairman of the Board










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